Exhibit 4.1

NUMBER	SHARES

SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS, CERTAIN DEFINITIONS AND OTHER INFORMATION

TRI POINTE HOMES, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT	CUSIP

IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

TRI POINTE HOMES, INC.

(hereinafter called the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation (the “Charter”) and the Bylaws of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

Chief Executive Officer and Director	Secretary

Countersigned and Registered:

American Stock Transfer & Trust Company LLC
Transfer Agent and Registrar

By:
Authorized Signatory

IMPORTANT NOTICE

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 151(F) OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE WITH RESPECT TO THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE CHARTER AND BYLAWS OF THE CORPORATION. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.
____________________________________________________

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
____________________________________________________

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common	UNIF GIFT MIN ACT—	Custodian
TENENT—	as tenants by the entireties	(Cust) (Minor)
JT TEN—	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, HEREBY SELL, ASSIGN AND TRANSFER
UNTO Please insert social security or other identifying number of assignee

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

SHARES OF COMMON STOCK OF THE CORPORATION REPRESENTED BY THIS CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE CORPORATION WITH THE POWER OF SUBSTITUTION IN THE PREMISES.

Dated:	Signature:
NOTICE: The Signature To This Assignment Must Correspond With The Name As Written Upon the Face Of The Certificate In Every Particular, Without Alteration Or Enlargement Or Any Change Whatsoever.

Signature Guaranteed by: